UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                             1st Source Corporation
             (Exact name of registrant as specified in its charter)

          Indiana                         0-6233                      35-1068133
(State or other jurisdiction of    (Commission File No.)        (I.R.S. Employer
      incorporation)                                         Identification No.)

              100 North Michigan Street, South Bend, Indiana 46601
               (Address of principal executive offices) (Zip Code)

                                  574-235-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         Results of Operations and Financial Condition

On July 27, 2006, 1st Source Corporation issued a press release that announced its second quarter earnings for 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01         Financial Statements and Exhibits

Exhibit 99.1: Press release dated July 27, 2006, with respect to 1st Source Corporation's financial results for the second quarter ended June 30, 2006.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     1st SOURCE CORPORATION
                                           (Registrant)


Date:  July 27, 2006                 /s/CHRISTOPHER J. MURPHY III
-----  -------------                 ----------------------------
                                     Christopher J. Murphy III
                                     Chairman of the Board, President and CEO


Date:  July 27, 2006                 LARRY E. LENTYCH
-----  -------------                 ----------------
                                     Larry E. Lentych
                                     Treasurer and Chief Financial Officer
                                     Principal Accounting Officer